Exhibit 32.2
CERTIFICATION BY CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Gary R. Dalke, Chief Financial Officer of Western Refining, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1.	The Annual Report on form 10-K of the Company for the annual period ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 7, 2011
/s/ Gary R. Dalke

Gary R. Dalke
Chief Financial Officer